EXHIBIT 10.2

LIST OF SCHEDULES AND EXHIBITS TO

SHARE PURCHASE AGREEMENT

OMITTED FROM THIS FILING

SCHEDULES:

SCHEDULE A1	List of Managers

SCHEDULE A2	Powers of Attorney

SCHEDULE B	Closing Statement

APPENDIX 1	Net Debt Determination Method

APPENDIX 2	Working Capital Determination Method

SCHEDULE B1	2003 Accounts

SCHEDULE B2	Chart of the Managers

SCHEDULE C	Medit Joinder Agreement

SCHEDULE 4.2	Allocation of the Shares and Escrow or Guarantee Amounts

EXHIBITS:

EXHIBIT A	Antargaz’ Workers’ Council Opinion

EXHIBIT 1	Form of Managers’ Guarantees Form of Managers’ Escrow Agreements

EXHIBIT 4.2.1(i)	Form of PAI Escrow Agreement and UGI Escrow Agreement

EXHIBIT 4.2.1(ii)	Form of PAI Guarantee and UGI Guarantee

EXHIBIT 8.2.1(x)	Form of short-form share transfer agreements

EXHIBIT 10.1.7	List of Group Companies and Group Subsidiaries

EXHIBIT 10.3	Disclosures with respect to the representations and warranties made by the Sellers